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                                                                    EXHIBIT 23.2

                        CONSENT OF DELOITTE & TOUCHE LLP

                         INDEPENDENT AUDITORS' CONSENT


     We consent to the incorporation by reference in this Registration Statement of Hall, Kinion & Associates, Inc. and subsidiaries on Form S-8 of our reports dated January 24, 2000, appearing in and incorporated by reference in the Annual Report on Form 10-K and Form 10-K/A of Hall, Kinion & Associates, Inc. and Subsidiaries for the year ended December 26, 1999.


/s/ Deloitte & Touche LLP


San Jose, California
June 5, 2000